UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2014, the Board of Directors (the “Board”) of Provident Financial Holdings, Inc. (the “Corporation”) voted to amend the Corporation’s Bylaws, subject to shareholder approval.  The Board voted to amend Article III, Section 3 of the Bylaws to add a provision for the qualification of directors (“Bylaw Qualification Provision”).  The Bylaw Qualification Provision was voted on at the Annual Meeting of Shareholders held on November 25, 2014 and at that meeting the shareholders ratified the Board of Directors adoption of the Bylaw Qualification Provision.  The Bylaw Qualification Provision prevents a person from qualifying for service as a director of the Corporation if such person is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service as a director of the Corporation, subject to certain exceptions.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which has been filed as an exhibit hereto and is expressly incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on Tuesday, November 25, 2014 in Riverside, California.  There were present at the meeting in person or by proxy the holders of 8,591,096 shares of the Corporation’s common stock, representing 93.9 percent of the total votes eligible to be cast, constituting a majority and a quorum of the outstanding shares entitled to vote.  The results of the vote for the four items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2017 by the following vote:

	For		Withheld		Broker Non-Vote
Nominee	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Craig G. Blunden	6,601,855	96.3	257,244	3.7	1,731,997	N/A
Roy H. Taylor	6,621,908	96.5	237,191	3.5	1,731,997	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Joseph P. Barr, Bruce W. Bennett, Judy A. Carpenter, Debbi H. Guthrie and William E. Thomas.

2.	Advisory Vote on Executive Compensation:
Shareholders approved the executive compensation by the following vote:

	Number of Votes	Percentage
For	6,743,666	98.3
Against	42,620	0.6
Abstain	72,812	1.1
Broker Non-Vote	1,731,998	N/A

3.	Ratification of Appointment of Independent Auditor:
Shareholders ratified the appointment of Deloitte & Touche LLP as the Corporation’s independent auditor for the fiscal year ending June 30, 2015 by the following vote:

	Number of Votes	Percentage
For	8,517,734	99.2
Against	36,999	0.4
Abstain	36,363	0.4

4.	Amendment of the Director Qualification Bylaw:
Shareholders ratified the amendment of the director qualification bylaw by the following vote:

	Number of Votes	Percentage
For	3,769,584	54.5
Against	3,031,998	43.8
Abstain	115,075	1.7
Broker Non-Vote	1,674,439	N/A

The Chairman of the Board made a presentation on the affairs of the Corporation, which is posted on the Corporation’s website, www.myprovident.com, under Presentations in the Investor Relations section.  A copy of the Annual Meeting Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

3.1Bylaws of Provident Financial Holdings, Inc., as amended November 25, 2014

99.1   Annual Meeting Presentation of Provident Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2014	Provident Financial Holdings, Inc.

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating and Chief Financial Officer